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                                                                    Exhibit 10.3

[LIGHTBRIDGE LOGO]
                                LIGHTBRIDGE, INC.
                                30 Corporate Drive
                                Burlington, MA 01803

NOTICE OF GRANT OF STOCK OPTIONS

ROBERT DONAHUE                                      OPTION NUMBER: _____________
296 HOWARD STREET                                   PLAN:          2004
NORTHBORO, MA USA 01532

Effective January 7, 2005, you have been granted a Non-Qualified Stock Option to buy 150,000(1) shares of Lightbridge, Inc. (the "Company") stock at $6.11 per share.

The total option price of the shares granted is $916,500.00.

Shares will become vested as follows:

(i) in the event that the average closing price of Common Stock of the Company (as reported by the Nasdaq National Market) over any 20 consecutive trading day period beginning on or after January 7, 2005 and ending on or before the date your employment under your Employment Agreement with the Company dated January 7, 2005 terminates (the "Average Closing Price") equals or exceeds $12.50, the Stock Option shall immediately vest as to 50,000 of the shares purchasable hereunder; (ii) in the event that the Average Closing Price during such period equals or exceeds $15.00, such Stock Option shall immediately vest as to an additional 50,000 of the shares purchasable hereunder; and (iii) in the event that the Average Closing Price during such period equals or exceeds $17.50, the Stock Option shall immediately vest in full. If all or any of the Stock Option has not vested within four years of the date of grant, such unvested portion of the Stock Option shall terminate as of that date. In the event of a change of control, the Average Closing Price shall be determined as set forth in your Employment Agreement referred to above. If your employment with the Company is terminated without cause (as defined in your Employment Agreement), you shall have the right to exercise your options until ninety (90) days following your twelve-month salary continuation period.

(1) These options are subject to certain terms as set forth in your Employment Agreement with the Company dated January 7, 2005. In the event of a conflict between your Employment Agreement terms and the Terms and Conditions of Stock Options, your Employment Agreement terms shall prevail.

NOTICE, ACCESS AND CONSENT. BY YOUR SIGNATURE AND THE COMPANY'S SIGNATURE BELOW, YOU AND THE COMPANY AGREE THAT THESE OPTIONS ARE GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN, AS AMENDED (THE "PLAN"), AND THE TERMS AND CONDITIONS OF STOCK OPTIONS, BOTH OF WHICH ARE INCORPORATED HEREIN AND MADE A PART OF THIS DOCUMENT. THE CURRENT PROSPECTUS RELATING TO THE SHARES OF COMMON STOCK OFFERED UNDER THE 2004 INCENTIVE PLAN, THE PLAN AND THE TERMS AND CONDITIONS OF STOCK OPTIONS ARE AVAILABLE ON THE COMPANY'S INTRANET WEBSITE AT WWW.INSIDE.LIGHTBRIDGE.COM AND AT WWW.OPTIONSLINK.COM AND CAN BE DOWNLOADED OR PRINTED FOR YOUR CONVENIENCE, OR PROVIDED IN WRITTEN FORM BY CONTACTING THE COMPANY'S HUMAN RESOURCES DEPARTMENT AT 30 CORPORATE DRIVE, BURLINGTON, MA 01803, 781-359-4000. BY YOUR SIGNATURE BELOW, YOU CONSENT TO THE DELIVERY OF THOSE DOCUMENTS IN THE MANNER DESCRIBED HEREIN.

                                                        01/07/05
___________________________________________          ___________________________
Robert E. Donahue                                               Date
Chief Executive Officer, Lightbridge, Inc.

___________________________________________          ___________________________
Robert Donahue                                                  Date